Exhibit 10.2

Record And Return To:

Kelley Drye & Warren LLP

One Jefferson Road, 2nd Floor

Parsippany, New Jersey 07054

Attn: Paul A. Keenan, Esq.

OMNIBUS AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES

AND RENTS AND OTHER LOAN INSTRUMENTS

between

PR CHERRY HILL STW LLC and

CHERRY HILL CENTER, LLC,

together, Borrower

PREIT ASSOCIATES, L.P.,

Guarantor

and

NEW YORK LIFE INSURANCE COMPANY and

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA,

together, Lender

Dated as of: February 13, 2024

Premises:  Cherry Hill Mall

Route 38

Cherry Hill, New Jersey 08002

OMNIBUS AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES

AND RENTS AND OTHER LOAN INSTRUMENTS

THIS OMNIBUS AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND OTHER LOAN INSTRUMENTS (this “Agreement”), dated as of February 13, 2024, is made by and among PR CHERRY HILL STW LLC, a Delaware limited liability company, having an office at c/o Pennsylvania Real Estate Investment Trust, 2005 Market Street, Suite 1000, Philadelphia, Pennsylvania 19103 (“PR Cherry Hill”), and CHERRY HILL CENTER, LLC, a Maryland limited liability company, having an office at c/o Pennsylvania Real Estate Investment Trust, 2005 Market Street, Suite 1000, Philadelphia, Pennsylvania 19103 (“Cherry Hill Center”; PR Cherry Hill and Cherry Hill Center are referred to herein individually and collectively, as the context may require, as “Borrower”), PREIT ASSOCIATES, L.P., a Delaware limited partnership, having an office at c/o Pennsylvania Real Estate Investment Trust, 2005 Market Street, Suite 1000, Philadelphia, Pennsylvania 19103 (“Guarantor”), NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company, having an office at 51 Madison Avenue, New York, New York 10010 (“Co-Lender A-1”), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, having an office at 730 Third Avenue, New York, New York 10017 (“Co-Lender A-2”; Co-Lender A-1 and Co-Lender A-2, together with their successors and assigns, are referred to herein individually as “Co-Lender” and collectively as “Lender”).

RECITALS:

WHEREAS, on August 15, 2012, Lender made a loan (the “Loan”) to Borrower in the original principal amount of Three Hundred Million Dollars ($300,000,000.00);

WHEREAS, the Loan was originally evidenced by that certain Promissory Note A-1 dated August 15, 2012, made by Borrower and payable to Co-Lender A-1, in the original principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) (“Original Note A-1”) and that certain Promissory Note A-2 dated August 15, 2012, made by Borrower and payable to Co-Lender A-2, in the original principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) (“Original Note A-2”; Note A-1 and Note A-2 are referred to herein collectively as the “Original Notes”);

WHEREAS, Borrower’s obligations under the Notes are secured by, among other things, (i) that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made on August 9, 2012 and effective as of August 15, 2012, from Borrower to Lender, recorded on August 24, 2012 in Book 9648, at Page 640 in the Public Records of Camden County, New Jersey (the “Original Mortgage”), as amended by that certain Modification and Extension of Mortgage dated as of August 31, 2022 and recorded on October 5, 2022 in Book 12202, at Page 789 in the Public Records of Camden County, New Jersey, New Jersey (the “Modification Agreement”; the Original Mortgage, as modified by the Modification Agreement and this Agreement, the “Mortgage”), and (ii) that certain Assignment of Leases, Rents, Income and Cash Collateral by Borrower, as assignor, to Lender, made on August 15, 2012 and effective as of August 15, 2012, from Borrower to Lender, recorded on August 24, 2012 in Book 9648, at Page 722 in the Public Records of Camden County, New Jersey (the “ALR”), each covering certain real property and improvements thereon commonly known as Cherry Hill Mall located at Route 38, Cherry Hill, New Jersey, more particularly described therein and as more fully described in Exhibit A attached hereto (the “Property”). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to them in the Notes or the Mortgage, as applicable;

WHEREAS, in connection with the Loan, (i) Guarantor executed and delivered to Lender that certain Guaranty dated as of August 15, 2012 (such Guaranty as amended hereby, the “Guaranty”); and (ii) Borrower and Guarantor executed and delivered to Lender that certain Environmental Indemnity Agreement dated as of August 15, 2012 (such Environmental Indemnity as amended hereby, the “Environmental Indemnity”);

WHEREAS, the stated Maturity Date of the Notes was previously extended through short term extensions to November 1, 2022 pursuant to that certain Loan Extension and Modification Agreement dated as of August 31, 2022 by and among Borrower, Guarantor and Lender (the “First Modification”), as further extended to May 1, 2023 pursuant to that certain Second Loan Extension and Modification Agreement dated as of October 31, 2022 by and among Borrower, Guarantor and Lender (the “Second Modification”), as further extended to December 1, 2023 pursuant to that certain Third Loan Extension and Modification Agreement dated as of May 1, 2023 by and among Borrower, Guarantor and Lender (the “Third Modification”), as further extended to December 15 2023 pursuant to letter agreements dated as of December 1, 2023 and December 8, 2023 from Lender and acknowledged and agreed to by Borrower and Guarantor, and as further extended to February 15, 2024 pursuant to that certain Loan Extension, Modification and Commitment to Restate Agreement dated as of December 14, 2023 by and among Borrower, Guarantor and Lender (the “Commitment to Restate”);

WHEREAS, Lender and Borrower have agreed to (i) amend and restate the Original Note A-1 in accordance with the terms and provisions of that certain Amended and Restated Promissory Note A-1 of even date herewith made by Borrower and payable to Co-Lender A-1 in the original principal amount of $106,169,391.00 (as the same may be amended, modified, extended or restated from time to time, the “Amended Note A-1”), and (ii) amend and restate the Original Note A-2 in accordance with the terms and provisions of that certain Amended and Restated Promissory Note A-2 of even date herewith made by Borrower and payable to Co-Lender A-2 in the original principal amount of $106,169,391.00 (as the same may be amended, modified, extended or restated from time to time, “Amended Note A-2”; Amended Note A-1 and Amended Note A-2 are referred to herein collectively as the “Amended Notes”); and

WHEREAS, the parties desire to amend the Mortgage, the ALR and the other Loan Instruments to incorporate the Amended Notes and to make certain other revisions as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment of Loan Instruments.

(i) The Mortgage, ALR and the other Loan Instruments are hereby amended so that from and after the date of this Agreement (i) all references to the Original Notes shall be deemed to mean the Amended Notes, (ii) all references to the Mortgage shall be deemed to mean the Original Mortgage, as modified by the Modification Agreement and this Agreement (iii) all references to the ALR shall be deemed to mean the ALR, as modified by this Agreement, (iv) all references to the Environmental Indemnity and Guaranty shall be deemed to mean the Environmental Indemnity and Guaranty, respectively, as modified by this Agreement and (v) all references to the Cash Management Agreement shall mean that Amended and Restated Cash Management and Pledge Agreement of even date herewith by and among Borrower, Lender and PREIT Services, LLC (the “Amended CMA”). The defined term for each Loan Instrument shall be deemed to refer to such Loan Instrument as the same has been or may hereafter be amended, restated or otherwise modified from time to time.

(ii) The defined term “Make-Whole Amount” shall be deleted in the Mortgage and any and all references to Make-Whole Amount shall be deleted in their entirety in the Mortgage and the other Loan Instruments. Without limitation of the foregoing, the provisions of Section 4.06 of the Mortgage requiring payment of the Make-Whole Amount in connection with any prepayment of the Loan are expressly deleted.

(iii) All references to Loan No. 374-0418 shall be deleted in their entirety in all of the Loan Instruments and replaced with “Loan No. 374-1346”.

(iv) Section 4 of the First Amendment (Weekly Conference Calls) is amended to provide that such conference calls shall be upon Lender’s request, but no more frequently than monthly.

(v) Section 5 of the First Amendment (Distributions) is hereby deleted.

(vi) The Outside Milestone Date (as defined in the Commitment to Restate) for the Plan effective date as set forth in the Commitment to Restate shall be extended from March 15, 2024 to April 15, 2024 so long as Guarantor and its affiliates are exercising commercially reasonable and prompt efforts to achieve the milestone.

2. Release of Claims. Each of Borrower and Guarantor for themselves and for their past, present and future agents, attorneys, representatives, officers, directors, partners, shareholders, successors and assigns (collectively, the “Releasors”) does hereby release, remise, and forever discharge Lender, and Lender’s divisions, subsidiaries, parents, affiliates and other related entities (whether or not such entities are wholly-owned) and each of Lender’s past, present and future directors, trustees, fiduciaries, administrators, officers, agents, employees, servants, shareholders and attorneys (as well as its predecessors, successors and assigns) (collectively, the “Releasees”) of and from all manner of actions, causes of action, suits, debts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, liabilities, obligations, damages, judgments, executions, claims and demands, whatsoever, in law or in equity, known or unknown at this time (collectively, “Claims”), which the Releasors, or any of them, now have as of the date of this Agreement or may claim to have, against one or more of the Releasees for or by reason of: (i) any matter, claim, damage or cause of action whatsoever (including, without in any way limiting the generality of the foregoing, all direct and indirect claims either for direct, consequential, or punitive damages of any kind) arising or accruing prior to the date hereof, whether known or unknown, suspected or unsuspected, foreseen or unforeseen at the present time arising out of or relating to the Loan Instruments, the Property or the Loan; (ii) any pre-existing acts, claims or events occurring at any time or times up to the date hereof which may result in future claims of any kind, (including, without in any way limiting the generality of the foregoing, all direct and indirect claims either for direct, consequential, or punitive damages of any kind) arising out of or relating to Loan Instruments, the Property or the Loan; (iii) any matter arising out of or relating to the Loan Instruments, the enforcement of the Loan Instruments, the Property or the Loan arising prior to the date of this Agreement (the matters referred to in the immediately preceding clauses (i), (ii) and (iii) shall collectively be referred to herein as the “Released Claims”). Each of the Releasors hereby agrees not to bring, or assist in bringing, any claim, action, cause of action, or proceeding regarding or in any way related to any of the Released Claims, and each of the Releasors further agrees that the foregoing release is, will constitute, and may be pleaded as, a bar to any such claim, action, cause of action or proceeding.

3. Representations and Warranties. Each of Borrower and Guarantor hereby reaffirms all of their respective representations and warranties set forth in the Loan Instruments (other than such representations and warranties that may have been or will be rendered untrue by the Potential Actions (as defined in the Commitment to Restate) and with respect to representations and warranties which were made as to a specific date or time, and without the need for disclosure of facts, circumstances or condition which, through the passage of time, or the undertaking of activities in accordance with the Loan Instruments, render any such representation or warranty untrue and are not, in and of themselves, a default under the Loan Instruments), and further represents and warrants that (a) Borrower is the sole legal and beneficial owner of the Property; (b) each of Borrower and Guarantor has the full power and authority (i) to execute and deliver this Agreement and (ii) to perform its obligations hereunder; (c) Borrower’s and Guarantor’s execution, delivery, and performance of this Agreement has been duly and validly authorized by all necessary action on the part of Borrower and Guarantor; (d) this Agreement has been duly and validly executed and delivered by Borrower and Guarantor and constitutes the legal, valid, and binding obligations of Borrower and Guarantor, enforceable in accordance with their respective terms; (e) no authorization, consent, approval, license, exemption, or other action by, and no registration, qualification, designation, declaration or filing with, any Person not a party hereto is or will be necessary in connection with the execution and delivery by Borrower and Guarantor of this Agreement or, to the extent necessary, have been obtained prior to the date hereof; (f) the execution and delivery of this Agreement does not contravene, result in a breach of, or constitute a default under, any mortgage, loan agreement, indenture or other contract or agreement to which Borrower or Guarantor is a party or by which Borrower or Guarantor or any of Borrower’s or Guarantor’s properties may be bound; (g) there exists no default under the Amended Notes or any of the other Loan Instruments and, without limiting the generality of the foregoing, (x) each of Borrower’s obligations under Section 5.20 of the Mortgage (as modified by Section F of the that certain amended restated letter agreement of even date herewith (the “Amended Side Letter”)) remain satisfied in all material respects and (y) neither Borrower nor Borrower’s general partner or managing member has incurred any secured indebtedness (other than the Obligations) or unsecured indebtedness (other than ordinary trade debt that is not past due and other indebtedness permitted pursuant to the Loan Instruments); (h) there are no offsets, claims, counterclaims, cross-claims or defenses with respect to the Obligations; and (i) the Loan Instruments and this Agreement are fully enforceable by their terms. Each of Borrower and Guarantor further represents and warrants that there is no suit, judicial or administrative action, claim, investigation, inquiry, proceeding or written demand pending (or, to Borrower’s and Guarantor’s knowledge, threatened) that is not covered by Borrower’s insurance policies (i) against Borrower or Guarantor that would reasonably be expected to result in any material adverse change in the business, operations, properties or assets or in the condition, financial or otherwise, of Borrower or Guarantor, or in the ability of Borrower to pay or otherwise perform the Obligations, or (ii) which would adversely affect the Property or Borrower’s title to the Property, or (iii) which would adversely affect the validity, enforceability or priority of any of the Loan Instruments. It shall be an Event of Default under the Loan Instruments if any representation or warranty made by Borrower or Guarantor herein proves to be untrue or inaccurate in any material respect.

4. Renewal and Lien Continuation. Subject to the provisions of this Agreement, Borrower hereby renews the Obligations and promises to pay and perform all Obligations; and Guarantor hereby renews and reaffirms its obligations under the Loan Instruments and promises to pay and perform all of its obligations under the Loan Instruments. Nothing in this Agreement shall in any manner diminish, impair, waive or extinguish any of the Loan Instruments (including, without limitation, the Amended Notes), any Obligations or any of the liens, assignments, grants or security interests given to secure all or any part of the Obligations (collectively, the “Liens”). The Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations.

5. Default. A default under this Agreement shall constitute an Event of Default under the Amended Notes and other Loan Instruments. Upon the occurrence of any Event of Default, Lender may, at its option and without notice to Borrower, exercise any and all rights and remedies available to Lender pursuant to the Loan Instruments (including, without limitation, the ability of Lender to collect interest at the Increased Rate (as defined in the Amended Notes) from the date of this Agreement), at law or in equity, in such manner as Lender in its sole and exclusive discretion determines. Except as otherwise provided in this Agreement or the other Loan Instruments, Borrower and Guarantor unconditionally and irrevocably waive further notice and any and all grace or cure periods that may be required prior to the exercise by the Lender of any rights or remedies it may have, whether under this Agreement, the other Loan Instruments, at law or in equity. Borrower hereby consents to the ex parte appointment of a receiver through any court having jurisdiction over the Property or the Borrower following the occurrence and during the continuance of an Event of Default and waives any and all defenses, counterclaims and notices in connection with such appointment of a receiver. Such consent and waiver are in addition to all rights of Lender hereunder, under the other Loan Instruments, at law and in equity.

6. No Waiver by Lender; Reservation of Rights. Nothing in this Agreement shall extend to or affect in any way any of the Obligations, any of the rights of Lender or any remedies of Lender arising under the Loan Instruments, at law or in equity, and Lender shall not be deemed to have waived any or all of such rights or remedies with respect to any default or event or condition which, with notice or the lapse of time, or both, would become a default under the Loan Instruments and which upon Borrower’s execution and delivery of this Agreement might otherwise exist or which might hereafter occur. Without limiting the foregoing, nothing in this Agreement shall be deemed to apply to or limit any right or remedy of Lender, at any time following the occurrence and during the continuance of an Event of Default, including, without limitation, (A) the right to exercise self-help remedies, or (B) the right to foreclose judicially or non-judicially against any real or personal property collateral, or to exercise judicial or non-judicially power of sale rights, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, prejudgment attachment, or the appointment of a receiver. All such rights and remedies, as set forth in the Loan Instruments, are reserved.

7. Intentionally Omitted.

8. Ratification and Reaffirmation of Loan Instruments. All of the terms, covenants, and conditions contained in the Loan Instruments shall be and remain in full force and effect, except as specifically modified in this Agreement, and are hereby ratified, reaffirmed and republished in their entirety by the parties hereto; provided, however, it is the intention of the parties that this Agreement, the Amended Notes and the Amended CMA incorporate all of the provisions of the First Modification, Second Modification, Third Modification and Commitment to Restate which remain presently in effect. To the extent of any conflict between the other Loan Instruments and this Agreement, this Agreement shall control. It is expressly understood that the execution and delivery of this Agreement do not and shall not (a) give rise to any defense, set-off, right of recoupment, claim or counterclaim with respect to any of Borrower’s or Guarantor’s obligations under the Loan Instruments or the enforcement thereof, (b) operate as a waiver of any of Lender’s rights, powers or privileges under the Loan Instruments, or (c) prejudice, limit or affect in any way any present or future rights, remedies, powers or benefits available to Borrower under the Loan Instruments or any other documents executed by Borrower or Guarantor for the benefit of Lender in connection with the Loan. In addition, the parties hereto expressly disclaim any intent to effect a novation or an extinguishment or discharge of any of the obligations pursuant to the Loan Instruments or by any other document executed in connection therewith by reason of this Agreement.

9. Authorization and Consent. Each party hereto hereby represents and warrants that such party (a) is authorized to enter into this Agreement and (b) has obtained all necessary consents, if any, needed to enter into this Agreement.

10. Acknowledgment of Legal Counsel. Borrower and Guarantor each represents and warrants that each is represented by legal counsel of their respective choice, is fully aware of the terms contained in this Agreement and has voluntarily and without coercion or duress of any kind, entered into this Agreement and the documents executed in connection with this Agreement.

11. Entire Agreement; Binding Affect. This Agreement constitutes the entire and final agreement among the parties and there are no agreements, understandings, warranties or representations among the parties with respect to the Loan except as set forth in this Agreement and the other Loan Instruments. Nothing in this Agreement or in the other Loan Instruments, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Instruments.

12. Interpretation. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

13. Governing Law. This Agreement is executed and delivered in the State of New Jersey (the “State”) and it is the desire and intention of the parties that it be in all respects interpreted according to the laws of the State. Borrower specifically and irrevocably consents to the jurisdiction and venue of the federal and state courts of the State with respect to all matters concerning this Agreement or the other Loan Instruments or the enforcement of any of the foregoing. Borrower agrees that the execution and performance of this Agreement shall have a State situs and accordingly, consents to personal jurisdiction in the State.

14. WAIVER OF JURY TRIAL. BORROWER AND GUARANTOR EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN INSTRUMENTS OR THE UNDERLYING TRANSACTIONS. BORROWER AND GUARANTOR EACH CERTIFIES THAT NEITHER LENDER NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT IN THE EVENT OF ANY SUCH SUIT, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

15. Waiver of Automatic Stay. Lender shall be and is entitled to, and Borrower hereby consents to, relief from the stay imposed by Section 362 of the Bankruptcy Code, as amended, in any applicable proceeding with respect to Borrower. Borrower represents, warrants and agrees that (i) Borrower is a sophisticated commercial party experienced in transactions similar to the transaction contemplated herein and is represented by counsel of its own choosing, which counsel is experienced in transactions similar to the transaction contemplated herein, as determined by Borrower in its sole discretion, (ii) it has been advised of, and discussed with its counsel, alternatives to entering into this Agreement, including without limitation, a petition for relief under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A., and it has determined that the transactions described herein are more favorable to it than such alternatives, (iii) it has been given good and valuable consideration for the waiver described in this Section 22, (iv) it has not entered into this Agreement with intention, expectation or belief that its performance in accordance with the terms this Agreement will adversely affect Borrower’s secured or unsecured creditors other than Lender, if any, and (v) it is entering into this Agreement with a reasonable, good faith expectation that it will be able to otherwise perform and satisfy its obligations in respect of this Agreement, the Loan and the Loan Instruments together with its obligations to its secured and unsecured creditors other than Lender, if any, as and when such obligations become due.

16. References. This Agreement is a Loan Instrument and from and after the date hereof: (a) references in any of the Loan Instruments to any of the other Loan Instruments will be deemed to be references to such other Loan Instruments as modified by this Agreement; and (b) all references to the term “Loan Instruments” in each of the Loan Instruments shall hereinafter refer to the Loan Instruments as defined in the Mortgage, this Agreement, and all documents executed in connection with this Agreement.

17. Counterpart Execution. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

18. Electronic Execution of Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation any consents hereunder) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Lender, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and the Uniform Electronic Transactions Act, N.J.S.A. 12A:12-1 et seq.; provided that notwithstanding anything contained herein to the contrary Lender is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Lender pursuant to procedures approved by it.

19. Successors and Assigns. This Agreement shall inure to the benefit of and are binding upon Borrower, Lender and Guarantor, and their respective successors and permitted assigns.

20. Guarantor. Except as otherwise set forth in Section 9 of the Commitment to Restate, nothing herein is intended, nor shall it, increase, modify or supplement the obligations of the Guarantor under the Loan Instruments to which it is a party.

21. Exculpation/Nonrecourse. Section 5.18 of the Mortgage and the corresponding provision in the Amended Notes (pages 5 to 7) are incorporated herein by this reference and are deemed made to apply with equal force and effect hereto.

22. Confidentiality. All Confidential Information shall be kept confidential by Lender, may not be disclosed to any third parties other than Lender’s Representatives (as hereinafter defined) or as required by applicable law or pursuant to legal process in the enforcement of rights and remedies under the Loan, and shall be used solely for the purpose of administering the Loan. Confidential Information shall not include any information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Lender or its Representatives, (ii) was available to the Lender or its Representatives on a non-confidential basis prior to its disclosure by the Borrower or the Borrower’s Representatives, (iii) becomes available to the Lender or its Representatives on a non-confidential basis from a source (other than the Borrower or the Borrower’s Representatives) that is not known by Lender to be bound by a confidentiality agreement with the Borrower, or the Borrower’s Representatives or is not otherwise prohibited from transmitting the information to the Lender or (iv) is independently developed by Lender or its Representatives without the use of the Confidential Information. Nothing contained herein shall in any way restrict or impair the Lender’s right to disclose any of the Confidential Information if required by applicable laws and regulations, or at the request of any regulatory authority or self-regulatory organization having proper jurisdiction and authority over Lender. As used in herein, the term “Representative” means, as to any person or entity, such person’s or entity’s affiliates and its and their directors, officers, employees, members, advisors (financial or otherwise), attorneys, accountants, auditors, consultants, lending sources and agents.

23. Mortgage Modification. This Agreement constitutes a “modification” of the Mortgage as such term is defined in P.L. 1985 c.353 (N.J.S.A. 46:9-8.1 et seq.) and is subject to the priority provisions of said law.

24. No Novation. This Agreement does not represent in any way new indebtedness or satisfaction of the indebtedness evidenced by the Original Notes. It is the intention of the parties hereto that this Agreement shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Mortgage, the ALR or any other instrument securing the Loan.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

PR CHERRY HILL STW LLC, a Delaware limited liability company

By:	PREIT Associates, L.P.,
a Delaware limited partnership, its sole member

	By:	Pennsylvania Real Estate Investment Trust, its sole general partner

		By:	/s/ Andrew Ioannou
		Name:	Andrew M. Ioannou
		Title:	Executive Vice President Finance and Acquisitions

COMMONWEALTH OF PENNSYLVANIA	)
) ss.:
COUNTY OF PHILADELPHIA	)

BE IT REMEMBERED that on this 2nd day of February, 2024, Andrew M. Ioannou, as Executive Vice President Finance and Acquisitions of Pennsylvania Real Estate Investment Trust, the sole general partner of PREIT Associates, L.P., a Delaware limited partnership, the sole member of PR Cherry Hill STW LLC, a Delaware limited liability company, personally appeared before me, the undersigned, and thereupon acknowledged, under oath, to my satisfaction, that he/she is the person who executed the within instrument; that he/she was authorized to execute the within instrument on behalf of such entity and that he/she executed the within instrument as the voluntary act and deed of such entity for the purposes therein expressed.

/s/ Colleen M. Joyce
Notary Public
My Commission Expires:
[seal]

Omnibus Amendment

Signature Page

BORROWER:

CHERRY HILL CENTER, LLC, a Maryland limited liability company

By:	Cherry Hill Center Manager, LLC,
a Delaware limited liability company, its managing member

	By:	PREIT Associates, L.P., a Delaware limited partnership, its sole member

		By:	Pennsylvania Real Estate Investment Trust, its sole general partner

			By:	/s/ Andrew Ioannou
			Name:	Andrew M. Ioannou
			Title:	Executive Vice President Finance and Acquisitions

COMMONWEALTH OF PENNSYLVANIA	)
) ss.:
COUNTY OF PHILADELPHIA	)

BE IT REMEMBERED that on this 2nd day of February, 2024, Andrew M. Ioannou, as Executive Vice President Finance and Acquisitions of Pennsylvania Real Estate Investment Trust, the sole general partner of PREIT Associates, L.P., a Delaware limited partnership, the sole member of Cherry Hill Center Manager, LLC, a Delaware limited liability company, the managing member of Cherry Hill Center, LLC, a Maryland limited liability company, personally appeared before me, the undersigned, and thereupon acknowledged, under oath, to my satisfaction, that he/she is the person who executed the within instrument; that he/she was authorized to execute the within instrument on behalf of such entity and that he/she executed the within instrument as the voluntary act and deed of such entity for the purposes therein expressed.

/s/ Colleen M. Joyce
Notary Public
My Commission Expires:
[seal]

Omnibus Amendment

Signature Page

GUARANTOR:

PREIT ASSOCIATES, L.P., a Delaware limited partnership

By:	Pennsylvania Real Estate Investment Trust,
its sole general partner

	By:	/s/ Andrew Ioannou
	Name:	Andrew M. Ioannou
	Title:	Executive Vice President
Finance and Acquisitions

COMMONWEALTH OF PENNSYLVANIA	)
) ss.:
COUNTY OF PHILADELPHIA	)

BE IT REMEMBERED that on this 2nd day of February, 2024, Andrew M. Ioannou, as Executive Vice President Finance and Acquisitions of Pennsylvania Real Estate Investment Trust, the sole general partner of PREIT Associates, L.P., a Delaware limited partnership, personally appeared before me, the undersigned, and thereupon acknowledged, under oath, to my satisfaction, that he/she is the person who executed the within instrument; that he/she was authorized to execute the within instrument on behalf of such entity and that he/she executed the within instrument as the voluntary act and deed of such entity for the purposes therein expressed.

/s/ Colleen M. Joyce
Notary Public
My Commission Expires:
[seal]

Omnibus Amendment

Signature Page

LENDER:

NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company

By:	/s/ Lisa Bai
Name: Lisa Bai
Title: Corporate Vice President

STATE OF NEW YORK	)
) ss.
COUNTY OF BRONX	)

On the 6th day of February in the year 2024 before me, the undersigned, a Notary Public in and for said state, personally appeared Lisa Bai, as Corporate Vice President of New York Life Insurance Company, a New York mutual insurance company, who proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she was authorized to and did execute the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument as an act and deed of the entity named in the instrument.

/s/ Vanessa M Hill
Signature of Notary Public

Omnibus Amendment

Signature Page

LENDER:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation

By:	Nuveen Alternatives Advisors LLC,
a Delaware limited liability company, its investment manager

	By:	/s/ Michael Cerulo
Name: Michael Cerulo
Title: Authorized Signer

STATE OF New York	)
) ss.
COUNTY OF Suffolk	)

On the 5 day of February in the year 2024 before me, the undersigned, a Notary Public in and for said state, personally appeared Michael Cerulo, as Authorized Signer of Nuveen Alternatives Advisors LLC, a Delaware limited liability company, the investment manager of Teachers Insurance and Annuity Association of America, a New York corporation, who proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument as an act of the entity named in the instrument.

/s/ Talia Feuerstein
Signature of Notary Public

Omnibus Amendment

Signature Page

EXHIBIT A

DESCRIPTION

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Township of Cherry Hill, County of Camden, State of New Jersey BEGINNING at a point the existing easterly line of Haddonfield Road, (a.k.a Stoys Landing Road), (Variable Width R.O.W), said point being the northwesterly terminus of a connecting arc having a radius of one hundred forty and zero hundredths feet (140.00’) and curving to the right an arc length of one hundred sixty and fifty-four hundredths feet (160.54’) (central angle 65°42’00”), with a chord bearing of North twenty-two degrees fifty-five minutes thirty-six seconds West (N 22°55’36” W) and a chord bearing of one hundred fifty-one and eighty-eight hundredths feet (151.88’), said arc connecting the existing northerly line of New Jersey State Highway Route 38, (a.k.a. Kaighns Avenue), (120’ R.O.W.), with the aforesaid existing easterly line of Haddonfield Road, and from said point running, thence;

1. North nine degrees fifty-five minutes twenty-four seconds East (N 09°55’24” E), two hundred eleven and twenty-nine hundredths feet (211.29’), along the aforesaid existing easterly line of Haddonfield Road, to an angle point in the same, thence,

2. North ten degrees seventeen minutes fifty-one seconds East (N 10°17’51” E), one hundred eighty-eight and two hundredths feet (188.02’), still along the aforesaid existing easterly line of Haddonfield Road, to an angle point in the same, thence,

3. North eleven degrees thirty-four minutes thirty-four seconds East (N 11°34’34” E), two hundred twelve and twenty-six hundredths feet (212.26’), still along the aforesaid existing easterly line of Haddonfield Road, to an angle point in the same, thence,

4. North nine degrees thirty-one minutes forty-four seconds East (N 09°31’44” E), one hundred fifty-three and sixteen hundredths feet (153.16’), still along the aforesaid existing easterly line of Haddonfield Road, to an angle point in the same, thence,

5. North eight degrees two minutes thirty-four seconds East (N 08°02’34” E), two hundred seven and thirty-two hundredths feet (207.32’), still along the aforesaid existing easterly line of Haddonfield Road, to an angle point in the same, thence,

6. North seven degrees three minutes fifty-three seconds East (N 07°03’53” E), fourteen and fifty-seven hundredths feet (14.57’), still along the aforesaid existing easterly line of Haddonfield Road, to an angle point in the same, thence,

7. North nine degrees fifty-five minutes twenty-four seconds East (N 09°55’24” E), five hundred thirty-nine and sixty-nine hundredths feet (539.69’), still along the aforesaid existing easterly line of Haddonfield Road, to an angle point in the same, thence,

8. South eighty degrees four minutes thirty-six seconds East (S 80°04’36” E), one hundred ninety-five and eighty hundredths feet (195.80’), leaving the aforesaid existing easterly line of Haddonfield Road, along an existing southerly line of Lot 2 Block 285.02, to an angle point in the same, said adjoining lot as shown on the aforesaid map and plan, thence,

9. North eighty-three degrees thirteen minutes twenty-four seconds East (N 83°13’24” E), two hundred sixty-nine and twelve hundredths feet (269.12’), still along an existing southerly line of Lot 2 Block 285.02, to a point in an existing easterly line of same, thence,

10. South six degrees forty-six minutes thirty-six seconds East (S 06°46’36” E), eighty-five and zero hundredths feet (85.00’), along the aforesaid existing easterly line of Lot 2 Block 285.02, to a point in an existing southerly line of same, thence,

11. North eighty-three degrees thirteen minutes twenty-four seconds East (N 83°13’24” E), five hundred forty-three and fifty hundredths feet (543.50’), along the aforesaid existing southerly line of Lot 2 Block 285.02, to a point in an existing easterly line of same, thence,

12. North six degrees forty-six minutes thirty-six seconds West (N 06°46’36” W), five hundred ninety-one and eighty-two hundredths feet (591.82’), along the aforesaid existing easterly line of Lot 2 Block 285.02, to a point in an existing northeasterly line of same, thence,

13. North sixty-six degrees one minutes fifty-one seconds West (N 66°0r51” W), three hundred twelve and seventy-four hundredths feet (312.74’), along the aforesaid northeasterly line of Lot 2 Block 285.02, to a point in an existing easterly line of same, thence,

14. North twenty-three degrees fifty-eight minutes nine seconds East (N 23°58’09” E), sixty-five and zero hundredths feet (65.00’), along the aforesaid existing easterly line of Lot 2 Block 285.02, to a point in the existing southwesterly line of Church Street (Variable Width R.O.W.), thence,

15. South sixty-six degrees one minutes fifty-one seconds East (S 66°01’51” E), one thousand one hundred thirty-five and twenty-four hundredths feet (1135.24’), along the aforesaid existing southwesterly line of Church Road, to a point in the same, thence,

16. South six degrees forty-six minutes thirty-six seconds East (S 06°46’36” E), one thousand two hundred twenty-nine and ninety-two hundredths feet (1229.92’), leaving the existing southwesterly line of Church Road, along the existing westerly line of Lot 8 Block 285.02, to a point in an existing northerly line of same, said adjoining lot as shown on the aforesaid map and plan thence,

17. South eighty-three degrees thirteen minutes twenty-four seconds West (S 83°13’24” W), one hundred twenty-two and eighty-three hundredths feet (122.83’), along the aforesaid existing northerly line of Lot 8 Block 285.02. to a point in an existing easterly line of same, said adjoining lot as shown on the aforesaid map and plan, thence,

18. North six degrees forty-six minutes thirty-six seconds West (N 06°46’36” W), three hundred seven and thirty hundredths feet (307.30’), along the aforesaid existing easterly line of Lot 8 Block 285.02, to a point in an existing northerly line of same, said adjoining lol as shown on the aforesaid map and plan, thence,

19. South eighty-three degrees thirteen minutes twenty-four seconds West (S 83°13’24’’ W), two hundred eighty-nine and thirty-three hundredths feet (289.33’), along the aforesaid existing northerly line of Lot 8 Block 285.02, to a point in an existing westerly line of same, said adjoining lot as shown on the aforesaid map and plan, thence,

20. South six degrees forty-six minutes thirty-six seconds East (S 06°46l36” E), one hundred sixty-one and ninety-five hundredths feet (161.95’), along the aforesaid existing westerly line of Lot 8 Block 285.02, to a point a point in an existing southerly line in the same, said adjoining lot as shown on the aforesaid map and plan, thence,

21. South eighty-three degrees thirteen minutes twenty-four seconds West (S 83°13’24” W), zero and twenty-nine hundredths feet (0.29’), along an existing southerly line of Lot 8 Block 285.02, to a point in an existing westerly line of same, said adjoining lot as shown on the aforesaid map and plan, thence,

22. South six degrees forty-six minutes thirty-six seconds East (S 06°46’36” E), three hundred two and fifty hundredths feet (302.50’), along the aforesaid existing westerly line of Lot 8 Block 285.02, to a point in an existing southerly line of same, said adjoining lot as shown on the aforesaid map and plan, thence,

23. North eighty-three degrees thirteen minutes twenty-four seconds East (N 83°13’24” E), zero and twenty-nine hundredths feet (0.29’), along the aforesaid existing southerly line of Lot 8 Block 285.02, to a point in the existing westerly line of Lot 8 Block 285.02, said adjoining lot as shown on the aforesaid map and plan, thence,

24. South six degrees forty-six minutes thirty-six seconds East (S 06°46’36” E), forty-nine and eighty-eight hundredths feet (49.88’), along the aforesaid westerly line of Lot 8 Block 285.02, to a point in a southerly line of same, thence,

25. North eighty-three degrees thirteen minutes twenty-four seconds East (N 83°13’24” E), four hundred twelve and sixteen hundredths feet (412.16’), along the aforesaid southerly line of Lot 8 Block 285.02 to a point in a westerly line of same, thence,

26. South six degrees forty-six minutes thirty-six seconds East (S 06°46’36” E), one hundred forty-six and ninety hundredths feet (146.90’),along the aforesaid westerly line of Lot 8 Block 285.02, to a point in the northwesterly line of Cherry Hill Mall Drive, (Variable Width R.O.W.), said line as shown on the aforesaid map and plan, thence,

27. South twenty-nine degrees thirteen minutes twenty-four seconds West (S 29°13’24” W), two hundred forty and eighty-five hundredths feet (240.85’), along the aforesaid northwesterly line of Cherry Hill Mall Drive, to an angle point in the same, thence,

28. North sixty degrees forty-six minutes thirty-six seconds West (N 60°46’36” W), twenty-seven and eighty-nine hundredths feet (27.89’), along an existing northeasterly line of Cherry Hill Mall Drive, (Variable Width R.O.W.) to a point in an existing northwesterly line of same, thence,

29. South thirty-five degrees forty-five minutes thirteen seconds West (S 35°45’13” W), one hundred five and seventy-eight hundredths feet (105.78’), along the aforesaid existing northwesterly line-of Cherry Hill Mall Drive, (Variable Width R.O.W.), to an angle point in the same, thence,

30. South twenty-nine degrees thirteen minutes twenty-four seconds West (S 29°13’24” W), fifty-seven and eighty-two hundredths feet (57.82’), still along the aforesaid existing northwesterly line of Cherry Hill Mall Drive, (Variable Width R.O.W.), to a point of curvature, in the same, thence,

31. Southwesterly on a curve having a radius of one thousand hundred forty-eight and zero hundredths feet (1048.00’), and curving to the left an arc length of one hundred four and forty-four hundredths feet (104.44’) (central angle 05°42’36”), still along the aforesaid northwesterly line of Cherry Hill Mall Drive, (Variable Width R.O.W.), to a point of reverse curvature, in the same, thence,

32. Southwesterly on a curve having a radius of twenty-five and zero hundredths feet (25.00’), and curving to the right an arc length of two and thirty-six hundredths feet (2.36’) (central angle(05°24’31”), still along the aforesaid northwesterly line of Cherry Hill Mall Drive, to a point of non-tangcncy in the same, thence,

33. South fifteen degrees eight minutes twenty-seven seconds East (S 15°08’27” E), ten and one hundredths feet (10.01’), still along the existing northwesterly line of Cherry Hill Mall Drive, to a point in the aforesaid existing northerly line of New Jersey State Highway Route 38, thence,

34. South eighty-three degrees thirteen minutes twenty-four seconds West (S 83°13’24” W), one thousand hundred ten and thirty-six hundredths feet (1010.36’), along the aforesaid existing northerly line of New Jersey State Highway Route 38, to an angle point in the same, thence,

35. North thirty-six degrees forty-seven minutes three seconds West (N 36°47’03” W), thirty and thirty-one hundredths feet (30.31’), still along an existing northerly line of New Jersey State Highway Route 38, to an angle point in the same, thence,

36. South eighty-three degrees thirteen minutes twenty-four seconds West (S 83°13’24” W), twenty and eighty-seven hundredths feet (20.87’), still along the existing northerly line of New Jersey State Highway Route 38, to an angle point in the same, thence,

37. South six degrees forty-six minutes thirty-six seconds East (S 06°46’36” E), twenty-six and twenty-five hundredths feet (26.25’), still along the existing northerly line of New Jersey State Highway Route 38, to an angle point in the same, thence,

38. South eighty-three degrees thirteen minutes twenty-four seconds West (S 83°13’24” W), three hundred thirty-six and thirty-three hundredths feet (336.33’) still along the existing northerly line of New Jersey State Highway Route 38, to a point of curvature, in the same, thence,

39. Northwesterly, on a curve having a radius of two hundred forty and zero hundredths feet (240.00’), and curving to the right an arc length of one hundred seventy-one and seventy-four hundredths feet (171.74’) (central angle 41°00’00”), still along the existing northerly line of New Jersey State Highway Route 38, to a point of tangency in the same, thence,

40. North fifty-five degrees forty-six minutes thirty-six seconds West (N 55°46’36” W). three hundred fifty-six and two hundredths feet (356.02’), still along the existing northerly line of New Jersey State Highway Route 38, to a point of curvature, in the same, thence,

41. Northwesterly on a curve having a radius of one hundred forty and zero hundredths feet (140.00’), and curving to the right an arc length of one hundred sixty and fifty-four hundredths feet (160.54’) (central angle 65°42’00”), along the aforesaid connecting arc , connecting aforesaid existing northerly line of New Jersey State Highway Route 38, (a.k.a. Kaighns Avenue), (120’ R.O.W.), with the aforesaid existing easterly line of Haddonfield Road, to the Point and Place of BEGINNING.

EXCEPTING THEREOUT AND THEREFROM All that certain lot, tract or parcel of land situate, lying and being in the Township of Cherry Hill, in the County of Camden, and the State of New Jersey and being all of Block 285.02 Lot 5, said lot as shown on a certain map entitled “ALTA/ACSM Land Title Survey, Block 285.02 Lots 3, 4, 6, 7 & 9, (Cherry Hill Mall), Township of Cherry Hill, Camden County, New Jersey”, prepared by Birdsall Services Group, Eatontown, dated August 1, 2012, said lot also as shown on the official Tax Map of the Township of Cherry Hill, sheet number 128, being further described as follows, to wit;

BEGINNING at a point in an existing southerly line of Lot 6 Block 285.02, said point being the following bearings and distances from the point of intersection formed by the existing southwesterly line of Church Road, (Variable Width R.O.W.), with the existing westerly line of Lol 8 Block 285.02, said adjoining lots as shown on the aforesaid map and plan,

A) South six degrees forty-six minutes thirty-six seconds East (S 06°46’36” E), three hundred sixty-nine and twenty three hundredths feet (369.23’), along the aforesaid existing westerly line of Lot 8 Block 285.02, to a point in the same, thence,

B) South eighty-three degrees thirteen minutes twenty-four seconds West (S 83°13’24”W), six hundred eighty-four and eighty-four hundredths feet (684.84’), along the southerly line of Lot 9 Block 285.02, said adjoining lot as shown on the aforesaid map and plan, thence,

C) South six degrees forty-six minutes thirty-six seconds East (S 06°46’36” E), one hundred eighty-four and ninety-eight hundredths feet (184.98’), passing through a portion of Lot 6 Block 285.02, to a point in the same, And from said point running, thence;

1. South six degrees forty-six minutes thirty-six seconds East (S 06°46’36” E), one hundred sixty-two and fifty hundredths feet (162.50’), along an existing westerly line of Lot 6 Block 285.02, to a point in an existing northerly line of same, said adjoining lot as shown on the aforesaid map and plan, thence,

2. South eighty-three degrees thirteen minutes twenty-four seconds West (S 83°13’24” W), two hundred nine and fifty hundredths feet (209.50’), along the aforesaid existing northerly line of Lot 6 Block 285.02, to a point in an existing easterly line of same, thence,

3. North six degrees forty-six minutes thirty-six seconds West (N 06°46’36” W), one hundred sixty-two and fifty hundredths feet (162.50’), along the aforesaid existing easterly line of Lot 6 Block 285.02 , to a point in the existing southerly line of same, thence,

4. North eighty-three degrees thirteen minutes twenty-four seconds East (N 83°13’24” E), two hundred nine and fifty hundredths feet (209.50’), along the aforesaid existing southerly line of Lot 6 Block 285.02, to a point in the existing westerly line of same, the Point and Place of BEGINNING.

The above description is in accordance with a survey made by Birdsall Services Group, dated August 1,2012.

TOGETHER WITH THE PERPETUAL AND IRREVOCABLE, NON-EXCLUSIVE RIGHTS, LICENSES, EASEMENTS AND PRIVILEGES OF USE AND ACCESS, PEDESTRIAN AND AUTOMOTIVE AND PARKING AND FOR PUBLIC AND PRIVATE UTILITY PURPOSES CREATED, GRANTED AND ACCEPTED OR RESERVED IN AND TO THE FOLLOWING INSTRUMENTS:

Covenants and Conditions as contained in Deed from Cherry Hill Enterprises, Inc. to Cheny Hill Center, Inc., dated September 16, 1960 and recorded in Deed Book 2387, Page 9.

Operating Agreement made between Cherry Hill Center, Inc. and R. H. Macy & Co., Inc., dated 02/01/62 and recorded in Deed Book 2568 Page 389.

First Supplemental Agreement made between Cherry Hill Center, Inc. and R. H. Macy & Co., Inc., dated 06/01/62 and recorded in Deed Book 2568 Page 488.

Second Supplemental Agreement made between Cherry Hill Center, Inc. and R. H. Macy & Co., Inc., dated 06/11/62 and recorded in Deed Book 2568 Page 494.

Special (Third) Supplemental Agreement made between Cheny Hill Center, Inc., Cherry Hill Properties Corp., R. H. Macy & Co., Inc., and Connecticut General Life Insurance Company, dated 08/31/62 and recorded in Deed Book 2568 Page 500.

Special (Fourth) Supplemental Agreement made between Cherry Hill Center, Inc., Cherry Hill Properties Corp., R. H. Macy & Co., Inc., and Connecticut General Life Insurance Company, dated 08/31/62 and recorded in Deed Book 2568 Page 513.

Assignment and Assumption Agreement made between R. H. Macy & Co., Inc., and Cherry Hill Properties Corp., dated 07/24/62 and recorded in Deed Book 2568 page 523.

Special (Fifth) Supplemental Agreement made between Cherry Hill Center, Inc., R. H. Macy & Co., Inc., Cherry Hill Properties Corp., and Connecticut General Life Insurance Company, dated 12/14/62 and recorded in Deed Book 2592 Page 472.

Special (Sixth) Supplemental Agreement made between Cheny Hill Center, Inc., R. H. Macy & Co., Inc., Cherry Hill Properties Corp., and Connecticut General Life Insurance Company, dated 10/01/67 and recorded in Deed Book 3018 Page 21.

Supplemental Agreement made between Cheny Hill Center, Inc. and R. H. Macy & Co., Inc., dated 12/01/69 and recorded in Deed Book 3188 Page 331.

NOTE: In later documents, the foregoing instrument is referred to as the Special (Seventh) Supplemental Agreement).

Special (Eighth) Supplemental Agreement made between Cherry Hill Center, Inc., R. H. Macy & Co., Inc., Cherry Hill Properties Corp., and Connecticut General Life Insurance Company, dated 10/14/71 and recorded in Deed Book 3257 Page 53.

Special (Ninth) Supplemental Agreement made between Cherry Hill Center, Inc., R. H. Macy & Co., Inc., Cherry Hill Properties Corp., and Connecticut General Life Insurance Company, dated 03/01/77 and recorded in Deed Book 3482 Page 253.

Special (Tenth) Supplemental Agreement made between Cherry Hill Center, Inc., R. H. Macy & Co., Inc., Cherry Hill Properties Corp., and Connecticut General Life Insurance Company, dated 06/19/79 and recorded in Deed Book 3691 Page 553.

Special (Eleventh) Supplemental Agreement made between Cherry Hill Center, Inc., Macy’s New Jersey Inc., Cherry Hill Properties Corp., and Connecticut General Life Insurance Company, dated 01/25/88 and recorded in Deed Book 4360 Page 797.

Shopping Center Operating Agreement made between Cherry Hill Center, Inc., and Cherry Hill Three, Inc., and J.C. Penney Properties, Inc., dated 03/01/77 and recorded in Deed Book 3482 Page 114.

Opening Date Agreement made between Cherry Hill Center, Inc. and J.C. Penney Properties, Inc., dated as of 06/06/79 and recorded in Deed Book 3685 Page 477.

First Supplemental Agreement made between Cherry Hill Center, Inc. and J.C. Penney Properties, Inc., dated as of 06/05/79 and recorded in Deed Book 3691 Page 566.

Second Supplemental Agreement made between Cherry Hill Center, Inc. and J.C. Penney Properties, Inc., dated as of 01/25/88 and recorded in Deed Book 4360 Page 890, also recorded in Deed Book 4364 Page 109 on 04/11/89.

Third Supplemental Agreement made between Cherry Hill Center, LLC and J.C. Penney Properties, Inc., dated 12/05/2007 and recorded 02/07/2008 in Book OR 8762 Page 1638.

Expense Rider to Shopping Operating Agreement by and among Cherry Hill Center LLC and J.C. Penney Properties, Inc., dated as of 3/1/77 and recorded in Deed Book 8762 Page 1645.

Unrecorded Letter Agreement by and between Cherry Hill Center, Inc., and J.C. Penney Properties, Inc., dated 1/25/88.

Declaration and Reciprocal Easement Agreement made between Cherry Hill Center, Inc Connecticut General Life Insurance Company and Cherry Hill Towers, Inc., dated as of 03/15/89 and recorded in Deed Book 4360 Page 145.

Easement Agreement made between Connecticut General Life Insurance Company, Cherry Hill Center, Inc. and Cherry Hill Properties Corp., dated August 3 1, 1962 and recorded in Deed Book 2569, Page 85.

Deed of Easement and Right of Way made between Cherry Hill Properties Corp, and Cherry Hill Three, Inc., dated March 1, 1977 and recorded in Deed Book 3482, Page 355.

Reservations and Conditions as contained in Deed from Cherry Hill Center, Inc., to Strawbridge & Clothier, dated 09/16/60 and recorded in Deed Book 2387 Page 34 and in Deed of Correction, dated 09/11/61 and recorded in Deed Book 2475 Page 122.

Agreement Imposing Restrictions made between Cherry Hill Center, Inc., Community Research and Development, Inc. and Strawbridge & Clothier, dated 09/16/60 and recorded in Deed Book 2387 Page 46, as modified by Deed Book 2971 Page 185.

Common Facilities and Common Utility Easement Agreement made between J.C. Penney Properties, Inc., Connecticut General Life Insurance Company, Strawbridge & Clothier, The Equitable Life Assurance Society of the United Slates, R. H. Macy & Co., Inc., and Cherry Hill Properties Corp., dated 03/01/77 and recorded in Deed Book 3482 Page 293.

Amended and Restated Construction, Operation and Reciprocal Easement Agreement made between Cherry Hill Center LLC, PR Cherry Hill STW LLC and Nordstrom Inc., dated 01/27/2007 and recorded on 02/07/2008 in OR Book 8762 Page 1676.

Omnibus Agreement made between Cherrry Hill Center LLC, PR Cherry Hill STW LLC, Nordstrom, Inc., Macy’s Retail Holdings, Inc. and J.C. Penney Properties, Inc. dated 12/05/2007 and recorded on 02/07/2008 in OR Book 8762 Page 1792.

NOTE: Being Lot(s) 3, 4, 6, 7, and 9, Block 285.02, Tax Map of the Township of Cherry Hill, County of Camden.

NOTE: Lot and Block shown for informational purposes only.